Exhibit 10.13.6

Execution Version

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT

This Amendment No. 1 to Second Amended and Restated Loan, Guaranty and Security Agreement (“Amendment”) is made and entered into as of March 17, 2026, by and among East West Bank (“Bank”), Cineverse Corp., a Delaware corporation (f/k/a Cinedigm Corp.) (“Borrower”), Vistachiara Productions Inc., d/b/a The Bigger Picture, a Delaware corporation (“Vistachiara Productions”), Cineverse Entertainment Corp., a New York corporation (f/k/a Cinedigm Entertainment Corp.) (“Cineverse Entertainment”), Cineverse Entertainment Holdings, LLC, a Delaware limited liability company (f/k/a Cinedigm Entertainment Holdings, LLC) (“Cineverse Entertainment Holdings”), Cineverse Home Entertainment, LLC, a Delaware limited liability company (f/k/a Cinedigm Home Entertainment, LLC) (“Cineverse Home Entertainment”), Docurama, LLC, a Delaware limited liability company (“Docurama”), Dove Family Channel, LLC, a Delaware limited liability company (“Dove”), Cineverse OTT Holdings, LLC, a Delaware limited liability company (f/k/a Cinedigm OTT Holdings, LLC) (“Cineverse OTT”), Cinedigm Productions, LLC, a Delaware limited liability company (“Cinedigm Productions”), Cinedigm DC Holdings, LLC, a Delaware limited liability company (“Cinedigm DC Holdings”), Access Digital Media, Inc., a Delaware corporation (“Access Digital Media”), Christie/AIX, Inc., a Delaware corporation (“Christie/AIX”), Cinedigm Digital Funding I, LLC, a Delaware limited liability company (“Cinedigm Digital Funding I”), FoundationTV, Inc., a Delaware corporation (“FoundationTV”), Asian Media Rights LLC, d/b/a Digital Media Rights, a New York limited liability company (“Asian Media Rights”), Con TV, LLC, a Delaware limited liability company (“Con TV”), Fandor Acquisition LLC, a Delaware limited liability company (“Fandor”), TFD Acquisition LLC, a Delaware limited liability company (“TFD Acquisition”), Screambox Acquisition LLC, a Delaware limited liability company (“Screambox Acquisition”), Bloody Disgusting Acquisition LLC, a Delaware limited liability company (“Bloody Disgusting Acquisition”), Comic Blitz II LLC, a Delaware limited liability company (“Comic Blitz II”), Viewster, LLC, a Delaware limited liability company (“Viewster”), Cineverse India Private Limited, an Indian limited company (“Cineverse India”), Cineverse Terrifier LLC, a Delaware limited liability company (“Cineverse Terrifier”), and Cineverse Matchpoint LLC, a Delaware limited liability company (“Cineverse Matchpoint”, and, together with Vistachiara Productions, Cineverse Entertainment, Cineverse Entertainment Holdings, Cineverse Home Entertainment, Docurama, Dove, Cineverse OTT, Cinedigm Productions, Cinedigm DC Holdings, Access Digital Media, Christie/AIX, Cinedigm Digital Funding I, FoundationTV, Asian Media Rights, Con TV, Fandor, TFD Acquisition, Screambox Acquisition, Bloody Disgusting Acquisition, Comic Blitz II, Viewster, Cineverse India, and Cineverse Terrifier, individually, a “Guarantor” and collectively, the “Guarantors” and, together with the Borrower, collectively, the “Loan Parties”).

RECITALS

This Amendment is entered into in reference to the following facts:

A.
Bank, Borrower and Guarantors entered into that certain Second Amended and Restated Loan, Guaranty and Security Agreement, dated as of April 8, 2025 (as amended, amended and restated, supplemented or otherwise modified, renewed, restated or replaced from time to time, the “Agreement”). All initially capitalized terms used, but not defined herein, have the meaning ascribed thereto in the Agreement.

B.
Borrower has requested that Bank make certain amendments to the Agreement, and Bank is willing to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the continued performance by each of the parties hereto of their respective promises and obligations under the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

ARTICLE 1 AMENDMENTS

1.1
Amendments to the Agreement.
(a)
Exhibit A of the Agreement is hereby amended by adding the following definitions:

“Amendment No. 1 Effective Date” means the “Amendment No. 1 Effective Date” under and as defined in the Amendment No. 1 to Agreement.

“Amendment No. 1 to Agreement” means that certain Amendment No. 1 to Second Amended and Restated Loan, Guaranty and Security Agreement dated as of March 17, 2026, by and among Borrower, Guarantors and Bank.

“EBITDA Covenant Holiday Period” means the period commencing on January 1, 2026 and ending on March 31, 2026.

“IndiCue Acquisition” means Borrower’s purchase of 100% of the equity interests in IndiCue, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Indicue Purchase Agreement.

“IndiCue Purchase Agreement” means that certain Stock Purchase Agreement dated as of February 12, 2026, by and among the Borrower, John Marchesini and the other sellers party thereto, pursuant to which Borrower has acquired 100% of the equity interests in IndiCue, Inc., a Delaware corporation.

(b)
The first sentence of Section 2.1(b)(i) of the Agreement is hereby amended and restated in its entirety as follows:

Subject to and upon the terms and conditions of this Agreement, during the period commencing on the Second Amendment and Restatement Effective Date and ending on the Commitment Termination Date, Borrower may request Advances in an aggregate principal amount at any time outstanding not to exceed the lesser of

(A) the Revolving Line, which for this calculation shall be reduced by $2,500,000 during the EBITDA Covenant Holiday Period (which reduction Bank may waive in its sole discretion), or (B) the Borrowing Base as determined by Bank in accordance with this Agreement and based on the most recent Borrowing Base Certificate delivered to Bank pursuant to Section 3.2(a) or Section 9.2(b).

(c)
Section 2.2 of the Agreement is hereby amended and restated in its entirety as follows:

2.2 Overadvances. If the aggregate principal amount of the outstanding Advances at any time exceeds the lesser of (A) the Revolving Line, which for this calculation shall be reduced by $2,500,000 during the EBITDA Covenant Holiday Period (which reduction Bank may waive in its sole discretion), or (B) the Borrowing Base (as determined by Bank in accordance with this Agreement and based on the most recent Borrowing Base Certificate delivered to Bank pursuant to Section 3.2(a) or Section 9.2(b)), Borrower shall promptly (but in any event within three (3) Business Days) after delivery of such Borrowing Base Certificate or the occurrence of such event, pay to Bank, in cash, the amount of such excess.

(d)
The last sentence of Section 2.6 of the Agreement is hereby amended and restated in its entirety as follows:

In addition, Borrower shall have the right at any time and from time to time, upon not less than three (3) Business Days’ notice to the Bank, to reduce permanently the amount of the Revolving Line, provided that after giving effect to any such reduction, the aggregate outstanding principal amount of the Credit Extensions shall not exceed the amount of the lesser of (i) the Revolving Line, which for this calculation shall be reduced by $2,500,000 during the EBITDA Covenant Holiday Period (which reduction Bank may waive in its sole discretion), and (ii) the Borrowing Base as determined by Bank in accordance with this Agreement and based on the most recent Borrowing Base Certificate delivered to Bank pursuant to Section 3.2(a) or Section 9.2(b).

(e)
Section 9.7 of the Agreement is hereby amended and restated in its entirety as follows:

9.7 Minimum Adjusted EBITDA. Borrower shall maintain an Adjusted EBITDA for each twelve-month period ending on the last day of each calendar month (other than during the EBITDA Covenant Holiday Period) that is no less than the applicable amount as shall be determined by Bank, in a manner comparable to the determination of the minimum Adjusted EBITDA levels for prior periods, and notified to Borrower in writing.

(f)
Section 11.5 of the Agreement is hereby amended and restated in its entirety as follows:
11.5
Other Agreements. If there is a default or other failure to perform in any agreement to which any Loan Party is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to demand a payment (including, without limitation, an earnout payment) under such agreement in excess of, or accelerate the maturity of any Indebtedness (including, without limitation, any Subordinated Debt) in an amount in excess of, Two Hundred Fifty Thousand Dollars ($250,000.00) or that would reasonably be expected to have a Material Adverse Effect;

(g)
Section 11.6 of the Agreement is hereby amended and restated in its entirety as follows:
11.6
Subordinated Debt. If (i) any of the subordination, standstill, payover and insolvency related provisions of any subordination agreement with respect to any Subordinated Debt or the documents evidencing any Subordinated Debt (the “Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Debt; (ii) any Loan Party or any subordinated creditor shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Bank or (C) that all payments of principal of or premium and interest on the applicable Subordinated Debt, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions; or (iii) any Loan Party makes any payment on account of Subordinated Debt, except to the extent the payment is allowed under the Subordination Provisions applicable thereto;
(h)
Exhibit D to the Agreement is hereby amended and restated in its entirety as set forth in Annex I attached hereto.
(i)
No later than thirty (30) days after the Amendment No. 1 Effective Date (or such later date as the Bank may agree in writing), the Loan Parties shall deliver to the Bank such joinder and other agreements and documents as the Bank may request to cause (i) each of IndiCue, Inc. and Cineverse Giant LLC (the “New Subsidiaries”) to guarantee the Obligations of Borrower under the Loan Documents and grant a continuing pledge and security interest in and to the assets and properties of the New Subsidiaries and (ii) the Loan Parties to grant and pledge to Bank a perfected security interest in the stock, units or other evidence of ownership of each New Subsidiary. The failure by the Loan Parties to comply with this clause (i) shall constitute an Event of Default under the Agreement.

ARTICLE 2 REPRESENTATIONS AND WARRANTIES

Each Loan Party hereby represents and warrants that the representations and warranties contained in the Agreement were true and correct in all material respects when made and, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, are true and correct in all material respects as of the date hereof. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by it of this Amendment are within its organizational powers and have been duly authorized by all necessary organizational action and, if required, shareholder, partner or member action, (b) this Amendment has been duly executed and delivered by such Loan Party and constitutes a valid and binding obligation of such such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and

(c) the execution, delivery and performance by such Loan Party of this Amendment (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any law applicable to such Loan Party or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any contractual obligation of such Loan Party or any of its Subsidiaries or any of its or their assets or give rise to a right thereunder to require any payment to be made by such Loan Party or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of such Loan Party or any of its Subsidiaries, except Liens (if any) created under the Loan Documents.

ARTICLE 3 CONDITIONS

3.1
Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent (the “Amendment No. 1 Effective Date”):
(a)
receipt by Bank of duly executed and delivered counterparts of this Amendment by each of the parties hereto;
(b)
after giving effect to this Amendment, no Event of Default shall have occurred and be continuing;
(c)
the representations and warranties contained in Article 2 hereof being true and correct;

(d)
receipt by Bank of evidence satisfactory to the Bank demonstrating that the Borrower has received equity issuance proceeds of not less than $2,000,000 in connection with the IndiCue Acquisition; and

(e)
Borrower shall have paid to Bank a non-refundable amendment fee in an amount equal to $15,000.

ARTICLE 4 GENERAL PROVISIONS

4.1
Ratification and Incorporation of Agreement and other Loan Documents. Except as expressly modified under this Amendment, (i) each Loan Party hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Agreement and the other Loan Documents to which it is a party, and (ii) all of the terms and conditions set forth in the Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein.

4.2
Entire Agreement. This Amendment, together with the Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Agreement and the other Loan Documents shall remain in full force and effect.
4.3
Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of any executed counterpart of this Amendment by facsimile or transmitted electronically in either a Tagged Image Format File (“TIFF”) or Portable Document Format (“PDF”) shall be equally effective as delivery of a manually executed counterpart of this Amendment. This letter agreement may be executed by electronic signature, and any such electronic signature shall be as effective as a manually executed signature. Without limiting the foregoing, upon the request of Bank, any party delivering an executed counterpart by facsimile, TIFF or PDF or electronic signature shall also deliver a manually executed counterpart of this Amendment, but failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.
4.4
Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the laws (without giving effect to the conflict of law principles thereof) of the State of California.
4.5
Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Agreement as amended hereby and each reference in the other Loan Documents to the Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Agreement as amended hereby.
4.6
No Waiver or Representation as to Additional Accommodations. In agreeing to make the waiver and amendments set forth herein, Bank does not make any representation whatsoever that it will make any further or additional accommodations to or for the benefit of any Loan Party. Except as expressly provided in Article 1 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Bank under the Agreement or any other Loan Document, (ii) impose any obligation on Bank to defer the enforcement of its powers, rights and privileges under the Agreement or any other Loan Document, (iii) constitute a waiver of any provision in the Agreement or any other Loan Document, or (iv) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the

Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.7
Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Agreement, the terms and provisions of this Amendment shall govern and control.
4.8
Loan Document. This Amendment shall constitute a Loan Document.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties have executed this Amendment by and through its duly authorized officer as of the date and year first-above written.

“BORROWER” CINEVERSE CORP.

By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Title: Chief Legal Officer and Secretary

“BANK”

East West Bank

By: /S/ Benjamin Daykhovsky Name: Benjamin Daykhovsky

Title: First Vice President

“GUARANTOR”

VISTACHIARA PRODUCTIONS INC.

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Secretary

CINEVERSE ENTERTAINMENT CORP.

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Senior Vice President & Secretary

CINEVERSE ENTERTAINMENT HOLDINGS, LLC

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Secretary

CINEVERSE HOME ENTERTAINMENT, LLC

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Secretary

DOCURAMA, LLC

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Senior Vice President & Secretary

DOVE FAMILY CHANNEL, LLC

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Senior Vice President & Secretary

CINEVERSE OTT HOLDINGS, LLC

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Senior Vice President & Secretary

CINEDIGM PRODUCTIONS, LLC

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Senior Vice President & Secretary

CINEDIGM DC HOLDINGS, LLC

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: President

ACCESS DIGITAL MEDIA, INC.

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: President

CHRISTIE/AIX, INC.

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: President

CINEDIGM DIGITAL FUNDING I, LLC

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: President

FOUNDATIONTV, INC.

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: President

ASIAN MEDIA RIGHTS, LLC, d/b/a DIGITAL MEDIA RIGHTS

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Chief Operating Officer, General Counsel and Secretary

CON TV, LLC

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Secretary

FANDOR ACQUISITION LLC

By/s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: President

TFD ACQUISITION LLC

By/s/ Gary S. Loffredo

Name: Gary S. Loffredo

Title: Chief Operating Officer & Secretary

SCREAMBOX ACQUISITION LLC

By/s/ Gary S. Loffredo

Name: Gary S. Loffredo

Title: Chief Operating Officer & Secretary

BLOODY DISGUSTING ACQUISITION LLC

By/s/ Gary S. Loffredo

Name: Gary S. Loffredo

Title: Chief Operating Officer & Secretary

COMIC BLITZ II LLC

By /s/ Gary S. Loffredo Name: Gary S. Loffredo

Title: Senior Vice President & Secretary

VIEWSTER, LLC

By /s/ Gary S. Loffredo

Name: Gary S. Loffredo

Title: Chief Operating Officer

CINEDIGM INDIA PRIVATE LIMITED

By/s/ Gary S. Loffredo

Name: Gary S. Loffredo

Title: Authorized Person

CINEVERSE TERRIFIER LLC

By/s/ Gary S. Loffredo

Name: Gary S. Loffredo

Title: Authorized Person

CINEVERSE MATCHPOINT LLC

By/s/ Gary S. Loffredo

Name: Gary S. Loffredo

Title: Chief Legal Officer

Annex I

EXHIBIT D

BORROWING BASE CERTIFICATE

Borrower: Cineverse Corp. Bank: East West Bank

Commitment Amount: $12,500,000 from the Second Amendment and Restatement Effective Date through the Revolving Maturity Date

Borrowing Base Calculation (from detailed Schedules attached)	Amount
The Lesser of (a) and (b):
(a) the Revolving Line (which shall be reduced by $2,500,000 during the EBITDA Covenant Holiday Period (which reduction Bank may waive in its sole discretion)):	$[ ]

(b) the sum of (i) the Long Term Library Value Credit plus:	$[ ]
(ii) the difference of:
A. the Collections Amount
B. the product of:
(x) the Collections Amount; and	$[ ]
(y) the Entitlement Reserve Percentage	[ ]%
TOTAL of (b)	$[ ]
TOTAL BORROWING BASE	$[ ]
(Less) Current Loan Outstanding	$[ ]
Availability Under Facility	$[ ]

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Second Amended and Restated Loan, Guaranty and Security Agreement between the undersigned and East West Bank.

Rec’d By: Date:

BANK USE ONLY

Reviewed By: Date: Comments:

Authorized Signer